BILL OF SALE

KNOW ALL BY THESE PRESENTS, THAT CARE PAVILION, INC., a Pennsylvania nonprofit corporation (“Seller”), in consideration of the Purchase Price (as defined in that certain Agreement of Purchase and Sale dated June 14, 2011 (the “Agreement”), between Seller and G&E HC REIT II Care Pavilion SNF, L.P., a Delaware limited partnership (“Purchaser”) paid to Seller, the receipt and sufficiency of which is hereby acknowledged, has agreed pursuant to the Agreement, to sell, assign, transfer, convey, set over and deliver to Purchaser, and by these presents and pursuant to the Agreement does hereby sell, assign, transfer, convey, set over and deliver unto Purchaser the Tangible Personal Property and Business Records (as defined in the Agreement); and Purchaser hereby accepts such assignment.

This Bill of Sale shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of laws provisions.

(Signature Page Follows)

IN WITNESS WHEREOF, and intending to be legally bound hereby, Seller and Purchaser have executed and delivered this Bill of Sale as of 11:59 p.m. on the 30th day of June, 2011.

SELLER:

CARE PAVILION, INC.
a Pennsylvania nonprofit corporation

By: /s/ Don Levesque
Name: Don Levesque
Title: Treasurer

PURCHASER:

G&E HC REIT II CARE PAVILION SNF, L.P.,

a Delaware limited partnership

By: G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC,
a Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory